                                                                   EXHIBIT 3.1


                                                   CERTIFICATE OF INCORPORATION


                          COMMONWEALTH OF PENNSYLVANIA

                              DEPARTMENT OF STATE

                                     [SEAL]

                          CERTIFICATE OF INCORPORATION

                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                    RMH SALES AND MARKETING CONSULTING, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

        Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     GIVEN under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 6th day of June in the year
[SEAL] of our Lord one thousand nine hundred and eighty-three and of the Commonwealth the two hundred seventh


                            /s/ William R. Davis
                     ------------------------------------
                         Secretary of the Commonwealth

                           ARTICLES OF INCORPORATION

DSCB204 (Rev. 81)

                           ARTICLES OF INCORPORATION
                            (PREPARE IN TRIPLICATE)

                          COMMONWEALTH OF PENNSYLVANIA
                    DEPARTMENT OF STATE - CORPORATION BUREAU
                300 NORTH OFFICE BUILDING, HARRISBURG, PA 17120
- --------------------------------------------------------------------------------
PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
/X/  DOMESTIC BUSINESS CORPORATION

/ /  DOMESTIC BUSINESS CORPORATION
     A CLOSE CORPORATION - COMPLETE BACK

/ /  DOMESTIC PROFESSIONAL CORPORATION
     ENTER BOARD LICENSE NO.
- --------------------------------------------------------------------------------
        FEE

      $75.00
- --------------------------------------------------------------------------------
NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
15 P.S. 2908 B)

        RMH Sales and Marketing Consulting, Inc.
- --------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)

        407 Short Ridge Dr.
- --------------------------------------------------------------------------------
012 CITY                   033 COUNTY            013 STATE       064 ZIP CODE

        Wynnewood          Delaware     23      Pennsylvania      19096
- --------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

        Business consulting services.



(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
- --------------------------------------------------------------------------------
The Aggregate Number of Shares, Class of Shares and Par Value of Shares Which the Corporation Shall have Authority to issue:

040     Number and Class of Shares
          1000 shares Common Stock

041     State Par Value Per Share if Any
          No Par

042     Total Authorized Capital
          1,000

031     Term of Existence
          Perpetual
- --------------------------------------------------------------------------------
Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator


Name
        Frederick W. Kreppel, Esq.

061, 062 063, 064 Address (Street, City, State, Zip Code)
        P.O. Box 312, 24 Louella Ct., Wayne, PA 19087

Number & Class of Shares
        1 share common


                     (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
- --------------------------------------------------------------------------------


  IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 23rd DAY OF May 1983



                                      /s/ Frederick W. Kreppel, Esq.
- ---------------------------------     ------------------------------------------
                                      FREDERICK W. KREPPEL, ESQ.

- ---------------------------------     ------------------------------------------
- --------------------------------------------------------------------------------
                             -FOR OFFICE USE ONLY-


030 FILED       JUN 06 1983      002 CODE              003 REV BOX   SEQUENTIAL NO.    100 MICROFILM NUMBER

/s/  William R. Davis            /s/                                    404
- ------------------------------      --------------     -----------   ------------      -----------------------
WILLIAM R. DAVIS                 REVIEWED BY           004 SICC         AMOUNT          001 CORPORATION NUMBER

Secretary of the Commonwealth    /s/                                     $75
     Department of State            --------------     -----------   ------------      -----------------------------
Commonwealth of Pennsylvania     DATE APPROVED         CERTIFY TO    INPUT BY          LOG IN        LOG IN (REFILE)
                                   JUNE 06 1983        /X/ REV.

                                 DATE REJECTED         /X/ L&I       ------------      ------------------------------
                                                                     VERIFIED BY       LOG OUT       LOG OUT (REFILE)
                                 _________________     / / OTHER

                                 MAILED BY    DATE

                                                            PROOF OF ADVERTISING


               Proof of Publication of Notice in Main Line Times
                   Under Act No. 587, Approved May 16, 1929.


State of Pennsylvania, )
                       ) ss:
County of Montgomery,  )

DAVID B. CARR of ACME NEWSPAPERS, INC., of the County and State aforesaid, being duly sworn, deposes and says that the MAIN LINE TIMES, a newspaper of general circulation published at 311 E. Lancaster Ave., Ardmore, County and State aforesaid, was established November 1, 1930, since which date the MAIN LINE TIMES has been regularly issued in said County, and that the printed notice or publication attached hereto is exactly the same as was printed and published in the regular editions and issues of the said MAIN LINE TIMES on the following dates, viz:

July 14, 1983
- -------------------------------------------------------------------------------

                                                                A. D. 19
- ---------------------------------------------------------------         -------

     Affiant further deposes that he is an officer duly authorized by the ACME NEWSPAPERS, INC., a corporation, publisher of said MAIN LINE TIMES, a newspaper of general circulation, to verify the foregoing statement under oath, and affiant is not interested in the subject matter of the aforesaid notice or advertisement and that all allegations in the foregoing statements as to time, place and character of publication are true.


- --------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN that Articles of Incorporation have been filed with the Department of State of the Commonwealth of Pennsylvania at Harrisburg, Pennsylvania, for the purpose of obtaining a Certificate of Incorporation pursuant to the provisions of the Business Corporation Law of the Commonwealth
of Pennsylvania, approved May 5, 1933, P.L. 364, as amended.
     The name of the proposed corporation is RMH Sales and Marketing
Consulting, Inc.
     The Articles of Incorporation have been filed on Monday, the 6th day of
June, 1983.
     The purposes for which it was organized are: Business consulting services. FREDERICK W. KREPPEL,
P.C., Solicitor,
24 Loualta Court,
Wayne, Pa. 19087
- --------------------------------------------------------------------------------


                                                   /s/ David B. Carr
                                        ---------------------------------------
                                                  Acme Newspapers Inc.


                                        Sworn to and subscribed before me this
                                        14th day of July, 1983.


                                                 /s/ Dorothea A. Smythe
                                        ---------------------------------------
                                                                Notary Public
                                                   DOROTHEA A. SMYTHE
                                           Notary Public, Phila., Phila. Co.
                                           My Commission Expires May 7, 1954


                                             Statement of Advertising Costs

                                        ---------------------------------

                                           ---------------------------------

                                               ---------------------------------
                                             To Acme Newspapers, Inc., Dr.


                                        For publishing the notice or
                                          publication attached hereto
                                          on the above stated dates  $
                                                                      ----------

                                        Probating same.............. $
                                                                      ----------

                                          Total..................... $
                                                                      ----------


                   Publisher's Receipt for Advertising Costs

     The ACME NEWSPAPERS, INC., publisher of the MAIN LINE TIMES, a newspaper of general circulation, hereby acknowledges receipt of the aforesaid notice and publication costs and certifies that the same have been duly paid.

                                           ACME NEWSPAPERS, INC., a Corporation

                                        Publisher of MAIN LINE TIMES, a
                                            Newspaper of General
                                            Circulation........................

                                        By
                                          -------------------------------------

                                                           PROOF OF ADVERTISING

                        MONTGOMERY COUNTY LAW REPORTER

                        PROOF OF PUBLICATION OF NOTICE

COMMONWEALTH OF PENNSYLVANIA    ) SS:
COUNTY OF MONTGOMERY            )

Richard S. Watt, Assistant, business manager, of the Montgomery County Law Reporter, being duly affirmed according to law, deposes and says that the Montgomery County Law Reporter is the duly designated legal newspaper for Montgomery County, Pennsylvania, which legal newspaper was established in 1885, and is published at 100 West Airy Street, Norristown, Montgomery County, Pennsylvania; and that a copy of the printed notice of publication is attached hereto exactly as printed or published in the issue or issues of said legal newspaper on the following date or dates:

COPY OF NOTICE
- --------------------------------------------------------------------------------
Notice is hereby given that Articles of Incorporation have been (are to be) filed with the Department of State of the Commonwealth of Pennsylvania at Harrisburg, Pennsylvania, for the purpose of obtaining a Certificate of Incorporation pursuant to the provisions of the Business Corporation Law of the Commonwealth of Pennsylvania, approved May 5, 1933, P. L. 364, as amended.
     The name of the proposed corporation is RMH SALES AND MARKETING
CONSULTING, INC.
     The Articles of Incorporation have been filed on Monday, the 6th day of June, 1983.
     The purposes for which it was organized are: Business consulting services.

FREDERICK W. KREPPEL, P.C., Solicitor,
24 Louella Court,
Wayne, Pa. 19087
- --------------------------------------------------------------------------------


Thursday July 14, 1983

     That affiant further states that he is the designated agent of Montgomery Bar Association, the owner of said legal newspaper, that he is not interested in the subject matter of the aforesaid notice or advertising, and that all the allegations of the aforesaid statement as to time, place, and character of publication are true.

                                          /s/ Richard S. Watt
                                          --------------------------------------
                                          Affirmed and subscribed before me this
                                                     14th day of July
                                                        A.D. 1983

                                          /s/ Elaine M. Grohoski
                                          --------------------------------------
                                                                  Notary Public

                                          MY COMMISSION EXPIRES:

                                             ELAINE M. GROHOSKI, NOTARY PUBLIC
                                             NORRISTOWN, MONTGOMERY COUNTY, PA.
                                             MY COMMISSION EXPIRES MARCH 6, 1986

William J. Mansfield, Inc.

                                                                                ARTICLES OF AMENDMENT OF
                                                                                ARTICLES OF INCORPORATION



Microfilm Number  9407-1200                              Filed with the Department of State on  JAN 26 1994
                 ----------                                                                    --------------

Entity Number      773135                                                        /s/
                 ----------                              ----------------------------------------------------
                                                                    Secretary of the Commonwealth


                           ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                                         DSCB:15-1915 (Rev 89)

        In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:                 RMH SALES AND MARKETING CONSULTING, INC.
                                    ----------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------

2.  The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) 407 Short Ridge Drive,              Wynnewood,              PA              19096           Delaware
    ------------------------------------------------------------------------------------------------------------
    Number and Street                      City                State             Zip             County

(b)
    ------------------------------------------------------------------------------------------------------------
    Name of Commercial Registered Office Provider                                                County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

                                                           Business Corporation Law of Commonwealth of Pa.,
3.  The statute by or under which it was incorporated is:  approved May 5, 1993, P.L. 364, as amended
                                                         -------------------------------------------------------

4.  The original date of its incorporation is:          June 6, 1983
                                              ------------------------------------------------------------------

5.  (Check, and if appropriate complete, one of the following):

     X  The amendment shall be effective upon filing these Articles of Amendment in the Department of State.
    ---

        The amendment shall be effective on:
    ---                                     --------------------------------------------------------------------

6.  (Check one of the following):

     X  The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. Section 1914(a) and (b).
    ---

        The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. Section 1914 (c).
    ---

7.  (Check, and if appropriate complete, one of the following):

        The amendment adopted by the corporation, set forth in full, is as follows:
    ---


     X  The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a
    --- part hereof.

                                                        ARTICLES OF AMENDMENT OF
                                                       ARTICLES OF INCORPORATION

                                    EXHIBIT A

              ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

                    RMH SALES AND MARKETING CONSULTING, INC.

RESOLVED: That the Articles of Incorporation of this corporation be and they hereby are amended. as follows:

         The corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, under the provisions of which Act this corporation is incorporated, such business to include but not be limited to business consulting services and transaction of insurance.

         The registered office of the corporation be changed to 300 East Lancaster Avenue, Suite 206, Wynnewood, PA 19096.

                                                        ARTICLES OF AMENDMENT OF
                                                       ARTICLES OF INCORPORATION

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722

RMH SALES AND MARKETING CONSULTING, INC.




         THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU CALL 717-787-1057.

ENTITIES ACTING AS PROFESSIONAL FUNDRAISING CONSULTANTS OR PROFESSIONAL SOLICITORS ON BEHALF OF CHARITIES SOLICITING CONTRIBUTIONS WITHIN THE COMMONWEALTH OF PENNSYLVANIA MUST REGISTER WITH THE DEPARTMENT OF STATE, BUREAU OF CHARITABLE ORGANIZATIONS, ROOM 308, NORTH OFFICE BUILDING, HARRISBURG, PENNSYLVANIA 17120-0029 (717)/783-1720).

                                                          ENTITY NUMBER: 0773135


                                                         MICROFILM NUMBER: 09407

                                                                       1200-1202



ESQUIRE ASSIST
COUNTER

Microfilm Number 9407-1200     Filed with the Department of State on JAN 26 1994
                 ---------                                           -----------

                                                    /s/
Entity Number 773135           -------------------------------------------------
              ------                     Secretary of the Commonwealth

                ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                                DSCB: 15-1915 (Rev 89)

        In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: RMH SALES AND MARKETING CONSULTING, INC.
                                   ---------------------------------------------

   -----------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) 407 Short Ridge Drive,      Wynnewood,      PA      19096   Delaware
    ----------------------------------------------------------------------------
    Number and Street           City            State   Zip     County

(b)
    ----------------------------------------------------------------------------
    Name of Commercial Registered Office Provider               County

   or a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under which it was incorporated is: Business Corporation
                                                         -----------------------
   Law of Commonwealth of Pa., approved May 5, 1933, P.L. 364, as amended
   -----------------------------------------------------------------------------

4. The original date of its incorporation is: June 6, 1983
                                              ----------------------------------

5. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

    X The amendment shall be effective upon filing these Articles of Amendment --- in the Department of State.

       The amendment shall be effective on:
   ---                                     -------------------------------------

6. (CHECK ONE OF THE FOLLOWING):

    X The amendment was adopted by the shareholders pursuant to 15 Pa.C.S. --- Section 1914(a) and (b).

       The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. Section 1914(c).

7. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

       The amendment adopted by the corporation, set forth in full, is as --- follows:

    X The amendment adopted by the corporation as set forth in full in Exhibit --- A, attached hereto and made a part hereof.

                                   EXHIBIT A


              ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION

                    RMH SALES AND MARKETING CONSULTING, INC.

         RESOLVED: That the Articles of Incorporation of this corporation be and they hereby are amended as follows:

                  The corporation shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, under the provisions of which Act this corporation is incorporated, such business to include but not be limited to business consulting services and transaction of insurance,

                  The registered office of the corporation be changed to 300 East Lancaster Avenue, Suite 206, Wynnewood, PA 19096.

                           ARTICLES OF INCORPORATION
                            (PREPARE IN TRIPLICATE)

                          COMMONWEALTH OF PENNSYLVANIA
                   DEPARTMENT OF STATE -- CORPORATION BUREAU
                300 NORTH OFFICE BUILDING, HARRISBURG, PA 17120
- --------------------------------------------------------------------------------
                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
                     [X] DOMESTIC BUSINESS CORPORATION
                     [ ] DOMESTIC BUSINESS CORPORATION
                         A CLOSE CORPORATION -- COMPLETE BACK
                     [ ] DOMESTIC PROFESSIONAL CORPORATION
                         ENTER BOARD LICENSE NO.
- --------------------------------------------------------------------------------
                                      FEE:

                                     $75.00
- --------------------------------------------------------------------------------
    NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER
    15 P.S. 2908 0)

                    RMH Sales and Marketing Consulting, Inc.
- --------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
    ACCEPTABLE)

                    407 Short Ridge Dr.
- --------------------------------------------------------------------------------
012 CITY                           033 COUNTY        013 STATE      064 ZIP CODE

                    Wynnewood      Delaware 23      Pennsylvania       19096
- --------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

                    Business consulting services.


(ATTACH 8-1/2 x 11 SHEET IF NECESSARY)
- --------------------------------------------------------------------------------
THE AGGREGATE NUMBER OF SHARES, CLASSES OF SHARES AND PAR VALUE OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE:

010 NUMBER AND CLASS OF SHARES

    1000 shares Common Stock
- --------------------------------------------------------------------------------
041 STATED PAR VALUE PER SHARE IF ANY

    No Par
- --------------------------------------------------------------------------------
042 TOTAL AUTHORIZED CAPITAL

    1,000
- --------------------------------------------------------------------------------
031 TERM OF EXISTENCE

    Perpetual
- --------------------------------------------------------------------------------

NAME AND ADDRESS OF EACH INCORPORATOR, AND THE NUMBER AND CLASS OF SHARES SUBSCRIBED TO BY EACH INCORPORATOR

060 NAME

    Frederick W. Kreppel, Esq.
- --------------------------------------------------------------------------------
061, 062, 063, 064
ADDRESS (STREET, CITY, STATE, ZIP CODE)

    P.O. Box 312, 24 Louella Ct., Wayne, PA 19087
- --------------------------------------------------------------------------------
NUMBER & CLASS OF SHARES

    1 share common
- --------------------------------------------------------------------------------
                     (ATTACH 8-1/2 x 11 SHEET IF NECESSARY)
- --------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE
    ARTICLES OF INCORPORATION

THIS 23rd  DAY OF May  1983


                                           /s/ Frederick W. Kreppel, Esq.
- -------------------------------------      -------------------------------------
                                           FREDERICK W. KREPPEL, Esq.

- -------------------------------------      -------------------------------------

- --------------------------------------------------------------------------------
                            - FOR OFFICE USE ONLY -
- --------------------------------------------------------------------------------
                            030 FILED    JUN 06 1983

                              /s/ William R. Davis

                          Secretary of the Commonealth
                              Department of State
                          Commonwealth of Pennsylvania

002 CODE

/s/ AIB
- --------------------------------------------------------------------------------
REVIEWED BY

/s/
- --------------------------------------------------------------------------------
DATE APPROVED

    JUN 06 1983
- --------------------------------------------------------------------------------
DATE REJECTED

- --------------------------------------------------------------------------------
MAILED BY                        DATE

- --------------------------------------------------------------------------------
003 REV BOX

- --------------------------------------------------------------------------------
004 SICC

- --------------------------------------------------------------------------------
CERTIFY TO
[X] REV.
[X] L & I
[ ] OTHER
- --------------------------------------------------------------------------------
SEQUENTIAL NO.

    404
- --------------------------------------------------------------------------------
AMOUNT

    $75
- --------------------------------------------------------------------------------
INPUT BY

- --------------------------------------------------------------------------------
VERIFIED BY

- --------------------------------------------------------------------------------
100 MICROFILM NUMBER

- --------------------------------------------------------------------------------
001 CORPORATION NUMBER

- --------------------------------------------------------------------------------
LOG IN                LOG IN (REFILE)

- --------------------------------------------------------------------------------
LOG OUT              LOG OUT (REFILE)

- --------------------------------------------------------------------------------

Microfilm Number              Filed with the Department of State on May 23, 1996
                ----------

Entity Number  773135
             -------------      -----------------------------------------------
                                          Secretary of the Commonwealth


          ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION
                         DSCB: 15-1915 (Rev. 91)

    In compliance with the requirements of 15 Pa.C.S. Sec. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is: RMH Sales and Marketing Consulting, Inc.
                                    -------------------------------------------

    ---------------------------------------------------------------------------
2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) 40 Morris Avenue        Bryn Mawr       PA          19010     Delaware
        -----------------------------------------------------------------------
        Number and Street         City         State         Zip        County


    (b) c/o:
            -------------------------------------------------------------------
            Name of Commercial Registered Office Provider               County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statute by or under
   which it was incorporated is: Business Corporate Law of Commonwealth of PA,
                                 ----------------------------------------------
                                  approved 5/5/1933, P.L. 364, as amended.


4. The date of its incorporation is:  6-6-83
                                    -------------------------------------------
5. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

    X The amendment shall be effective upon filing these Articles of --- Amendment in the Department of State.

       The amendment shall be effective on                 at
   ---                                    ----------------    -----------------
                                               Date                  Hour

6. (CHECK ONE OF THE FOLLOWING):

    X The amendment was adopted by the shareholders (or members) pursuant to --- 15 Pa.C.S Sec. 1914(a) and (b).

       The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. Sec. 1914(c).

7. (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

       The amendment adopted by the corporation, set forth in full, is as --- follows:



    X The amendment adopted by the corporation as set forth in full in --- Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 91)-2

8. (CHECK IF THE AMENDMENT RESTATES THE ARTICLES):

   ___ The restated Articles of Incorporation supersede the original
       Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this __ day of May 1996.

                                RMH SALES and MARKETING CONSULTING, INC.
                                ----------------------------------------
                                          (Name of Corporation)

                                BY /s/ MarySue Lucci Hansell
                                   --------------------------------------
                                             (Signature)

                                TITLE:  President
                                        ----------------------------------

                    RMH SALES AND MARKETING CONSULTING, INC.

                                    EXHIBIT A
                                       to
                              Articles of Amendment

         The Articles of Incorporation of the Corporation are hereby amended to restate in their entirety the provisions as to the "Number and Class of Shares:"

         The corporation shall have the authority to issue a total of Thirty Million (30,000,000) shares of capital stock which shall be divided into Twenty Million (20,000,000) shares of Common Stock, no par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, par value
$1.00 per share (the "Preferred Stock"), Section 1521(d) of the Pennsylvania Business Corporation Law of 1988, as amended, shall not apply to the shares of capital stock of this Corporation,

I.       Common Stock.

                  (a) The Common Stock shall be divided into two classes, consisting of Ten Million (10,000,000) shares of Class A Voting Common Stock (the "Class A Common Stock") and Ten Million (10,000,000) shares of Class B Non-Voting Common Stock (the "Class B Common Stock").

                  (b) The holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to receive, from time to time, when and as declared, in the discretion of the Board of Directors, such cash dividends as the Board of Directors may from time to time determine, out of such funds as are legally available therefor. The holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to receive, from time to time, when and as declared, such stock dividends as the Board of Directors may determine, out of such funds as are legally available therefor. Stock dividends on, or stock splits of, any class of Common Stock shall not be paid or issued unless paid or issued on all classes of Common Stock, in which case they shall be paid or issued only in shares of that class. Any decrease in the number of shares of any class of Common Stock resulting from a combination or consolidation of shares or other capital reclassification shall not be permitted unless parallel action is taken with respect to each other class of Common Stock, so that the number of shares of each class of Common Stock outstanding shall be decreased proportionately.

                  (c) The holders of Class B Common Stock shall not be entitled to vote, and the holders of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held.

                  (d) Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, into one share of Class A Common Stock upon the earlier to occur of (i) the Corporation's receipt of proceeds from an offering by the Company of Common Stock (alone or together with other securities of the Corporation) to the general public for cash pursuant to an effective date of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any comparable document under any similar federal statute then in force, or
(ii) the fifth anniversary of the date of initial issuance of the Class B Common Stock.

II.      Preferred Stock.

         The Preferred Stock shall be divided into Series A Preferred Stock (the "Series A Preferred Stock"), as hereinafter provided, Series B Preferred Stock (the "Series B Preferred Stock"), as hereinafter provided, and may be divided into one or more additional series as the Board of Directors may determine as hereinafter provided. Each series of Preferred Stock may have full, limited, multiple or fractional or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights as determined by the Board of Directors. The division of the Preferred Stock into series, the determination of the designation and the number of shares of any such series and the determination of the voting rights, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of the shares of any such series may be accomplished by an amendment to this Article solely by action of the Board of Directors which shall have the full authority permitted by law to make such divisions and determinations.

         Unless otherwise provided by law or in a resolution or resolutions establishing any particular series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to the Articles of Incorporation approved solely by the holders of Common Stock and of any Preferred Stock which is entitled pursuant to its voting rights designated in these Articles or by the Board to vote thereon, if at all, voting together as a class. Any capitalized terms defined in both Part A and B below, shall be deemed in any instance to have the specific meaning set forth in the definition of such term contained in the Part in which such term is employed.

         A. Series A Redeemable Preferred Stock. The corporation shall have the authority to issue One Million (1,000,000) shares of Series A Preferred Stock from among the authorized but unissued shares of the Preferred Stock. The Series A Preferred Stock shall have the following preferences, qualifications, privileges, limitations and special rights:

         (1)      Dividends.

                  (a) Each holder of record of Series A Preferred Stock shall be entitled to receive, payable out of any assets of the Corporation legally available therefor, dividends (the "Preferred Dividends") at the rate per annum of six percent (6%) of the Stated Value (as defined herein) per share (the "Dividend Rate"), and no more, payable in cash quarterly in arrears on each June 30, September 30, December 31 and March 31 (each a "Dividend Payment Date") or, if any such date is not a business day, on the next succeeding business day. The first dividend period shall be from the date of initial issuance of the Series A Preferred Stock to June 30, 1996 and the first Preferred Dividend shall be payable on such date. The term "date of initial issuance" or any similar phrase herein with respect to a share of Series A Preferred Stock shall mean the date on which the Corporation initially issues such share of Series A Preferred Stock, regardless of any transfer or re-issuance of share certificates representing such share of Series A Preferred Stock, including pursuant to Section A(8) hereof. Notwithstanding the foregoing, the Corporation shall not pay amounts as and for Preferred Dividends in cash at any time during the continuance of a Specified Event (as such term is defined in the 6% Subordinated Note of the Corporation, dated as of May 23, 1996 or soon thereafter, issued in favor of Raymond J. Hansell and MarySue Lucci Hansell (hereinafter, the "6% Note")). Preferred Dividends shall be cumulative, shall accumulate from the date of original issuance of the Series A Preferred Stock, and thereafter shall accrue whether or not such dividends shall have been declared and whether they are paid hereunder. No interest shall accrue on accumulated but unpaid Preferred Dividends except if such amounts remain unpaid by virtue of the occurrence of a Specified Event, in which case Preferred Dividends shall accrue additional amounts compounded quarterly from the applicable Dividend Payment Date at the Dividend Rate, All accumulated but unpaid dividends on Series A Preferred Stock shall be payable upon the earlier of such time as the Corporation has Available Cash Flow (as defined in the 6% Note) and, if, when and to the extent so payable, shall be payable in preference to and in priority over any dividends or distributions on Junior Stock (defined below).

                  (c) So long as any shares of Series A Preferred Stock shall remain outstanding, no cash dividend shall be declared or paid upon, nor shall any cash distribution be made upon, any Junior Stock, nor shall any shares of Junior Stock be purchased or redeemed by the Corporation, nor shall any amounts be paid to or made available for a sinking fund for the purchase or redemption of any Junior Stock, nor shall the Corporation distribute to holders of any Junior Stock securities of the Corporation which have, or which are convertible into securities which have, a priority in liquidation or payment of dividends that is senior to or pari passu with the Series A Preferred Stock. Notwithstanding the foregoing, the terms hereof shall not be construed to prohibit or otherwise restrict the redemption of the Series B Preferred Stock upon the occurrence of a Qualifying Transaction (as defined in Part A(6) below) nor shall anything in this subsection (c) shall be construed to prohibit the Corporation from performing any of its obligations under the Shareholders' Agreement between the Corporation and its several shareholders, dated as of May 23, 1996 or soon thereafter.

                  (2) Stated Value. The Stated Value of each share of Series A Preferred Stock shall be One Dollar ($1.00), subject to adjustment from time to time in accordance with the provisions of Section A(5).

                  (3) Seniority. With respect to rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution or winding up or the Corporation, the Series A Preferred Stock shall rank senior to the Common Stock, the Series B Preferred Stock and any other capital stock of the Corporation which does not, by its terms, rank senior to or pari passu with, as to dividends or upon liquidation, the Series A Preferred Stock (which Series B Preferred Stock, Common Stock and other capital stock is referred to collectively as "Junior Stock").

                  (4) Rights in Liquidation: Changes in Control.

                           (a) In the event of any voluntary or involuntary
liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount per share equal to the Stated Value for each share of Series A Preferred Stock held by such holder plus any accrued or declared but unpaid dividends on such shares of Series A Preferred Stock (such amounts per share being referred to herein as the "Liquidation Preference"). If the assets of the Corporation available for distribution to the holders of the Series A Preferred Stock and any other capital stock ranking pari passu (the "Parity Stock") with the Series A Preferred Stock shall not be sufficient to make in full the payments required by this section, the holders of Series A Preferred Stock and the Parity Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective amount of Liquidation Preference to which they are entitled.

                           (b) Upon any transaction that amounts to a Change in
Control (defined herein), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount per share equal to the Liquidation Preference for each share of Series A Preferred Stock held by such holder. If the assets of the Corporation available for distribution to the holders of the Series A Preferred Stock shall not be sufficient to make in full the payments required by this section, such assets shall be distributed ratably among the holders of the Series A Preferred Stock based upon the aggregate Liquidation Preferences of the shares of Series A Preferred Stock held by each such Holder. "Change in Control" shall mean a sale or exchange of all or substantially all of the assets (directly or indirectly, whether by merger consolidation, share exchange, division or otherwise) or Common Stock of the Corporation.

                  (5) Effects of Stock Splits or Combinations. In the event that the Corporation shall, at any time, subdivide or combine its shares of outstanding Series A Preferred Stock, by reclassification or otherwise, the Stated Value of each share then in effect shall be reduced or increased proportionately, as the case may be. Upon the occurrence of each such event the Corporation shall at its expense promptly compute the appropriate adjustment to the Stated Value in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment and showing in detail the facts and computations upon which such adjustment is based.

                  (6) Redemption.

                           (a) Redemption at the Option of the Holders. Any
holder of the Series A Preferred Stock (or its assignee or successor) (a "Holder") shall have the right, at its option, to require the Corporation to redeem, in one or more transactions, all or any portion of the outstanding Series A Preferred Stock held by such Holder at any time on or after the Maturity Date of the 6% Note, as such term is defined in the 6% Note. Notwithstanding the foregoing, the Holders shall have the right to require the redemption of portions of the outstanding Series A Preferred Stock as follows:
(i) 500,000 shares of the outstanding Series A Preferred Stock shall be redeemable upon the seventh anniversary of the date of initial issuance of the Series A Preferred Stock, if not earlier redeemed in accordance with these Articles; (ii) one-third of the Series A Preferred Stock outstanding on the date upon the Third Party Debt Payoff Date (as defined in the 6% Note) shall be redeemable on each of the first, second and third anniversaries of the date upon which all Third Party Debt (as defined in the 6% Note) is retired, provided that there is Available Cash Flow (as defined in the 6% Note) in excess of the amounts necessary to pay amounts due under the Note (To the extent there is not Available Cash Flow to permit redemption on such schedule in any fiscal year, any partial redemption which is requested and not made, shall be made when and if there is Available Cash Flow in a subsequent fiscal year to permit such redemption); (iii) in the event of a Qualifying Transaction (as defined below), such portion of the Series A Preferred Stock whose aggregate Redemption Price (as defined in subparagraph (b) below) equals the amount by which the product of the (A) Preference Allocations (as defined in the 6% Note) and (B) the Redemption Ratio (as defined in the 6% Note) exceeds the Sellers' Redemption Amount (as defined in the 6% Note) shall be redeemable upon the, closing of such Qualifying Transaction; (iv) at any such other time as a substantial portion of the principal amount of the 6% Note may be payable under the terms of the 6% Note a proportionate share of the outstanding Series A Preferred Stock shall be redeemable. For the purposes hereof, "Qualifying Transaction" shall mean a Public Offering (as defined below) or any other transaction that results in the Company, receiving from a sale of equity or debt, proceeds that are applied to redeem or purchase any or all outstanding shares of Series B Preferred Stock. A "Public Offering" shall mean any sale of the Corporation's equity securities in a public offering pursuant to an effective registration statement under the Securities Act of 1933 (excluding any registration on Form S-8). Notwithstanding the foregoing, the Corporation shall have no obligation to redeem any portion of the Series A Preferred Stock at any time that a Specified Event (as defined in the 6% Note) continues.

                           (b) Redemption Price. The price at which each share
of Series A Preferred Stock shall be redeemed (the "Redemption Price") shall be equal to the sum of the Stated Value plus all accrued or declared but unpaid dividends respecting such share as of the Redemption Date (as hereinafter defined). The Redemption Price shall be payable in cash. Nothing herein shall be construed to require the Corporation to make any redemption payment except out of funds legally available therefor.

                           (c) Exercise of Option-to-Redeem. In order to redeem
a Holder shall provide the Corporation and each other Holder with a written notice specifying the number of shares to be redeemed (a "Redemption Notice"). If one or more additional Holders elect to redeem wit Within 10 days of the Redemption Notice and the total number shares submitted by all Holders for redemption exceeds the number of shares the Corporation is obligated to redeem under this Section A(6), each Holder shall be entitled to redeem a pro rata portion of the shares submitted for redemption calculated based upon the ratio of the number of shares submitted by such Holder to the total number of shares submitted for redemption by all Holders during such 10-day period. Redemption payments shall be made no later than 30 calendar days after the Corporation's receipt of such notice (or the first business day thereafter), which date shall be a "Redemption Date." The Holder shall present and surrender the certificate or certificates representing such shares (duly endorsed for transfer) to the Corporation at the principal executive offices of the Corporation with such Holders' Redemption Notice. The Corporation shall pay the Redemption Price to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. If the number of shares represented by the certificate or certificates surrendered shall exceed the number of shares to be redeemed, the Corporation shall issue and deliver on the Redemption Date to the person entitled thereto a certificate or certificates representing the unredeemed balance of such shares.

                           (d) Effect of Redemption. From and after the
Redemption Date, all dividends (if any) on such shares shall cease to accrue, and all rights of such Holders (with respect to such redeemed shares only) as shareholders of the Corporation, except the right to receive the Redemption Price, shall cease and terminate. Any shares of Series A Preferred Stock that are redeemed shall be retired and shall not be reissued as Preferred Stock of any class or series.

                  (7) Voting Rights.

                           (a) Except as otherwise required by law, the holders
of Series A Preferred Stock shall not be entitled to vote; provided, however, that such holders shall be entitled to vote as a class upon any matter submitted to the shareholders of the Corporation for action that would create a series of Preferred Stock ranking senior to or pari passu with the Series A Preferred Stock as to dividends or upon liquidation, which matter shall require the approval of holders of 66-2/3% of the outstanding shares of Series A Preferred Stock. Holders of Series A Preferred Stock shall be entitled to receive notice of, and to participate in, any meeting of the shareholders of the Corporation.

                           (b) Whenever holders of the Series A Preferred Stock,
whether as a separate class or together with the holders of any other securities of the Corporation, are entitled by law to take any action, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less thin the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  (8) Replacement. Upon receipt of evidence of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, and an agreement to indemnify reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in replacement of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

         B. Series B Redeemable Preferred Stock. The corporation shall have the authority to issue Six Million Five Hundred Thousand (6,500,000) shares of Series B Redeemable Preferred Stock (the "Series B Preferred Stock") from among the authorized and unissued shares of the Preferred Stock. The Series B Preferred Stock shall have the following preferences, qualifications, privileges, limitations and special rights:

                  (1) Dividends.

                           (a) Subject to the rights of holders of Series A
Preferred Stock and Senior Stock (as hereinafter defined) then outstanding, each holder of record of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, dividends ("Preferred Dividends") payable out of any assets of the Corporation legally available therefor at the rate per annurn of eight percent (8%) of the Stated Value (as defined herein) per share (the "Dividend Rate"), payable in cash quarterly in arrears on each June 30, September 30, December 31 and March 31 (each a "Dividend Payment Date") or, if any such date is not a business day, on the next succeeding business day. The first dividend period shall be from the date of initial issuance of the Series B Preferred Stock to June 30, 1996 and the first Preferred Dividend shall be payable on such date. The term "date of initial issuance" or any similar phrase herein with respect to a share of Series B Preferred Stock shall mean the date on which the Corporation initially issues such share of Series B Preferred Stock, regardless of any transfer or re-issuance of share certificates representing such share of Series B Preferred Stock, including pursuant to Section B(8) hereof. Preferred Dividends (whether payable in cash or stock) shall be cumulative, shall accumulate from the date of original issuance of the Series B Preferred Stock, and shall accrue whether or not such dividends shall have been declared and whether or not there shall be assets of the Corporation legally available for the payment of cash Preferred Dividends. Accrued and unpaid cash Preferred Dividends shall accrue additional payments compounded quarterly from the applicable dividend payment date at the Dividend Rate. All accumulated but unpaid dividends on Series B Preferred Stock shall be payable in preference to and in priority over any dividends or distributions on Junior Stock (defined below).

                           (b) If, as determined in good faith by the Board or
Directors (i) there are insufficient assets legally available for the payment of cash Preferred Dividends or (ii) payment of cash Preferred Dividends is prohibited by any debt instrument by which the Corporation or its assets is bound or by the provisions of Section A(1)(c) above, then payment of Preferred Dividends shall be made by issuing on the applicable Dividend Payment Date an additional number of shares (and/or fractions thereof) of Series B Preferred Stock, such number to be computed by dividing the cash value of such Preferred Dividend by the Stated Value. The issuance of such additional shares shall constitute full payment of such Preferred Dividends.

                           (c) So long as any shares of Series B Preferred Stock
shall remain outstanding, no cash dividend shall be declared or paid upon, nor shall any cash distribution be made upon, any Junior Stock, nor shall any shares of Junior Stock be purchased or redeemed by the Corporation, nor shall any amount be paid to or made available for a sinking fund for the purchase or redemption of any Junior Stock, nor shall the Corporation distribute to holders of any Junior Stock securities of the Corporation which have, or which are convertible into securities which have, a priority in liquidation or payment of dividends that is senior to or pari passu with the Series B Preferred Stock. Nothing in this subsection (c) shall be construed to prohibit the Corporation from performing any of its obligations under the Shareholders' Agreement between the Corporation and several of its shareholders dated as of May 23, 1996 or soon thereafter.

                  (2) Stated Value. The Stated Value of each share of Series B Preferred Stock shall be One Dollar ($1.00), subject to adjustment from time to time in accordance with the provisions of Section B(5).

                  (3) Seniority. With respect to rights to receive dividends and to participate in distributions or payments in the event of any liquidation, dissolution, change of control or winding up of the Corporation, the Series B Preferred Stock shall rank, (i) senior to the Common Stock and any other capital stock of the Corporation which does not, by its terms, rank senior to or pari passu with, as to dividends or upon liquidation, the Series B Preferred Stock (such Common Stock and other capital stock is referred to collectively as the "Junior Stock"); and (ii) junior to the Series A Preferred Stock and any other capital stock of the Corporation which does not, by its terms, rank junior or pari passu with, as to dividends and upon liquidation, the Series B Preferred Stock (the "Senior Stock").

                  (4) Rights in Liquidation; Changes in Control.

                           (a) In the event of any voluntary or involuntary
liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a "Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock, the holders of the Series B Preferred Stock shall be entitled to receive, after any distribution or payment is make with respect to any shares of Senior Stock but before any distribution or payment is made with respect to any shares of Junior Stock, payment out of such assets of the Corporation in an amount per share equal to the Stated Value for each share of Series B Preferred Stock held by such holder plus any accrued or declared but unpaid dividends on such shares of Series B Preferred Stock (such amounts per share being referred to herein as the "Liquidation Preference"). If the assets of the Corporation available for distribution to the holders of the Series B Preferred Stock, any Senior Stock and any other capital stock ranking pari passu with the Series B Preferred Stock (the "Parity Stock") shall not be sufficient to make in full the payments required by this section, the holders of Series B Preferred Stock and the Parity Stock shall share ratably in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

                           (b) Upon any transaction that amounts to a Change in
Control (defined herein), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other Junior Stock but after the distribution of assets to the holders Senior Stock, the holders of the Series B Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount per share equal to the Liquidation Preference for each share of Series B Preferred Stock held by such holder. If the assets of the Corporation available for distribution to the holders of the Series B Preferred Stock shall not be sufficient to make in full the payments required by this section, such assets shall be distributed ratably among the holders of the Series B Preferred Stock based upon the aggregate Liquidation Preferences of the shares of Series B Preferred Stock held by each such Holder. "Change in Control" shall mean a sale or exchange of all or substantially all of the assets (directly or indirectly, whether by merger, consolidation, share exchange, division or otherwise) or Common Stock of the Corporation,

                  (5) Effects of Stock Splits or Combinations. In the event that the Corporation shall, at any time, subdivide or combine its shares of outstanding Series B Preferred Stock, by reclassification or otherwise, the Stated Value of each share then in effect shall be reduced or increased proportionately, as the case may be. Upon the occurrence of each such event the Corporation shall at its expense promptly compute the appropriate adjustment to the Stated Value in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment and showing in detail the facts and computations upon which such adjustment is based.

                  (6) Redemption.

                           (a) Redemption at the Option of the Holders. Any
holder of the Series B Preferred Stock (or its assignee or successor) (a "Holder") shall have the right, at its option, to require the Corporation to redeem, in one or more transactions, all or any portion of the outstanding Series B Preferred Stock held by such Holder at any time after the earlier of
(i) the consummation of the Corporation's initial Public Offering or (ii) the eighth anniversary of the date on which the Series B Preferred Stock is initially issued; provided, however, that the Holders shall have the right to require such redemption only if, prior to any such redemption payment, (x) the entire principal amount and all accrued interest shall have been paid to the payee under the 6% Note and (B) any and all outstanding shares of Series A Preferred Stock have been redeemed and all Preferred Dividends that have accrued thereon have been paid in full. In addition, upon the occurrence of a Qualifying Transaction, the holders shall have the option to redeem a portion of the Series B Preferred Stock whose aggregate Redemption Price equals the product of the (A) Preference Allocations (as defined in the 6% Note) and (B) the difference of one and the Redemption Ratio (as defined in the 6% Note). Notwithstanding the foregoing, the Corporation shall have no obligation to redeem any portion of the Series B Preferred Stock at any time that a Specified Event (as defined in the 6% Note) either has occurred or continues.

                           (b) Redemption Price. The price at which each share
of Series B Preferred Stock shall be redeemed (the "Redemption Price") shall be equal to the sum of the Stated Value plus all accrued or declared but unpaid dividends respecting such share as of the Redemption Date (as hereinafter defined). The Redemption Price shall be payable in cash. Nothing herein shall be construed to require the Corporation to make any redemption payment except out of funds legally available therefor.

                           (c) Exercise of Option to Redeem. In order to redeem,
a Holder shall provide the Corporation and each other Holder with a written notice specifying the number of shares to be redeemed (a "Redemption Notice"). If one or more additional Holders elect to redeem within 10 days of the Redemption Notice and the total number shares submitted by all Holders for redemption exceeds the number of shares the Corporation is obligated to redeem under this Section B(6), each Holder shall be entitled to redeem a pro rata portion of the shares submitted for redemption calculated based upon the ratio of the number of shares submitted by such Holder to the total number of shares submitted for redemption by all Holders during such 10-day period. Redemptions shall be made no later than 30 calendar days after the Corporation's receipt of such notice (or the first business day thereafter), which date shall be a "Redemption Date." The Holder shall present and surrender the certificate or certificates representing such shares (duly endorsed for transfer) to the Corporation at the principal executive offices of the Corporation with such Holders' Redemption Notice. The Corporation shall pay the Redemption Price to, or to the order of, the person whose name appears on such certificate or certificates as the owner thereof. If the number of shares represented by the certificate or certificates surrendered shall exceed the number of shares to be redeemed, the Corporation shall issue and deliver on the Redemption Date to the person entitled thereto a certificate or certificates representing the unredeemed balance of such shares.

                           (d) Effect of Redemption. From and after the
Redemption Date, regardless of whether the Holders have presented and surrendered the certificate or certificates representing redeemed Preferred Shares, all dividends (if any) on such shares shall cease to accrue, and all rights of such Holders (with respect to such redeemed shares only) as shareholders of the Corporation, except the right to receive the Redemption Price, shall cease and terminate. Any shares of Series B Preferred Stock that are redeemed shall be retired and shall not be reissued as Preferred Stock of any class or series.

                  (7) Voting Rights.

                           (a) Except as otherwise required by law, the holders
of Series B Preferred Stock shall not be entitled to vote; provided, however, that such holders shall be entitled to vote as a class upon any matter submitted to the shareholders of the Corporation for action that would create a class of preferred stock ranking senior to or pari passu with the Series B Preferred Stock as to dividends or upon liquidation, which matter shall require the approval of holders of 66-2/3% of the outstanding shares of Series B Preferred Stock. Holders of Series B Preferred Stock shall be entitled to receive notice of, and to participate in, any meeting of the shareholders of the Corporation.

                           (b) Whenever holders of the Series B Preferred Stock,
whether as a separate class or together with the holders of any other securities of the Corporation, are entitled by law to take any action, such action may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  (8) Replacement. Upon receipt of evidence of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock, and an agreement to indemnify reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in replacement of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

                                          STATEMENT OF CHANGE OF REGISTER OFFICE

                       PENNSYLVANIA DEPARTMENT OF STATE                       23
                               CORPORATION BUREAU
                         ROOM 308 NORTH OFFICE BUILDING
                                  P.O. BOX 8722
                            HARRISBURG, PA 17105-8722






RMH SALES AND MARKETING CONSULTING, INC.





         THE CORPORATION BUREAU IS HAPPY TO SEND YOU YOUR FILED DOCUMENT. PLEASE NOTE THE FILE DATE AND THE SIGNATURE OF THE SECRETARY OF THE COMMONWEALTH. THE CORPORATION BUREAU IS HERE TO SERVE YOU AND WANTS TO THANK YOU FOR DOING BUSINESS IN PENNSYLVANIA. IF YOU HAVE ANY QUESTIONS PERTAINING TO THE CORPORATION BUREAU, CALL (717) 787-1057.








                                                          ENTITY NUMBER: 0773135

                                                         MICROFILM NUMBER: 09561

                                                                   0441-0442







G BRADLEY RAINER ESQ
ECKELL PSARKS LEVY AUERBACH & MONTE
PO BOX 319
MEDIA, PA 19063

                   STATEMENT OF CHANGE OF REGISTERED OFFICE


Microfilm Number 9561-441

Entity Number 773135

Filed with the Department of State on September 18, 1995

/s/
- ----------------------------------------------
Secretary of the Commonwealth


                  STATEMENT OF CHANGE OF REGISTERED OFFICE
                 DSCB:15-1507/4144/5507/6144/8506 (Rev 91)

INDICATE TYPE OF ENTITY (CHECK ONE):

 X  DOMESTIC BUSINESS CORPORATION (15 Pa.C.S. Section 1507)
- ---
    FOREIGN BUSINESS CORPORATION (15 Pa.C.S. Section 4144)
- ---
    DOMESTIC NONPROFIT CORPORATION (15 Pa.C.S. Section 5507)
- ---
    FOREIGN NONPROFIT CORPORATION (15 Pa.C.S. Section 6144)
- ---
    DOMESTIC LIMITED PARTNERSHIP (15 Pa.C.S. Section 8506)
- ---

     In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The NAME of the corporation or limited partnership is: RMH Sales and Marketing Consulting, Inc.

2. The (a) ADDRESS of this corporation's or limited partnership's current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) 300 East Lancaster Avenue, Suite 206, Wynnewood, PA 19096, Montgomery County
        ----------------------------------------------------------------------------
        Number and Street               City            State      Zip      County

    (b) c/o:
            ------------------------------------------------------------------------
            Name of Commercial Registered Office Provider                   County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.  (COMPLETE PART (a) or (b)):

    (a) The ADDRESS to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

        40 Morris Avenue, Bryn Mawr, PA 19010, Delaware County
        ----------------------------------------------------------------------------
        Number and Street               City            State      Zip      County

    (b) The REGISTERED OFFICE of the corporation or limited partnership shall be provided by:

        c/o:
            ------------------------------------------------------------------------
            Name of Commercial Registered Office Provider               County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

Microfilm Number__________  Filed with the Department of State on July 2, 1996

Entity Number_____________  ____________________________________________________
                                    SECRETARY OF THE COMMONWEALTH



              ARTICLES OF AMENDMENT - DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1915 (Rev 90)


     In compliance with the requirements of 15 Pa.C.S. Sec. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that;

1. The NAME of the corporation is:  RMH Sales and Marketing Consulting, Inc.
                                   ------------------------------------------

   --------------------------------------------------------------------------

2. The (a) ADDRESS of this corporation's current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 40 Morris Avenue      Bryn Mawr   Pennsylvania  19010  Delaware
      ------------------------------------------------------------------------
      Number and Street        City         State       Zip   County

   (b) c/o:
           -------------------------------------------------------------------
           Name of Commercial Registered Office Provider                County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The STATUTE by or under which it was incorporated is:

    Pennsylvania Business Corporation Law of 1988
    ---------------------------------------------------------------------------

4.  The DATE of its incorporation is:  June 6, 1983
                                     ------------------------------------------

5.  (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

     X The amendment shall be effective upon filing these Articles of --- Amendment in the Department of State.

    --- The amendment shall be effective on:_____________________at___________
                                                 Date                  Hour

6.  (CHECK ONE OF THE FOLLOWING):

        The amendment was adopted by the shareholders (or members) pursuant to --- 15 Pa.C.S. Sec. 1914(a) and (b).

     X The amendment was adopted by the board of directors pursuant to 15 --- Pa.C.S. Sec. 1914(c).

7.  (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

     X The amendment adopted by the corporation, set forth in full, is as --- follows:

        1. - The name of the corporation is: RMH Teleservices, Inc.
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        The amendment adopted by the corporation is set forth in full in --- Exhibit A attached hereto and made a part hereof.

DSCB: 15-1915 (Rev 90)-2


8.  (CHECK IF THE AMENDMENT RESTATES THE ARTICLES):

    ___ The restated Articles of incorporation supersede the original Articles and all amendments thereto.


     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 30th day of June, 1996.



                                    RMH SALES AND MARKETING CONSULTING, INC.
                                    ----------------------------------------
                                            (Name of Corporation)


                                    BY: /s/       Raymond J. Hansell
                                        ------------------------------------
                                                  Raymond J. Hansell

                                    TITLE: Chief Executive Officer